PBF Logistics LP (NYSE: PBFX) Citigroup MLP/Midstream Conference August 2014

This presentation contains forward-looking statements (as that term is defined under the federal securities laws) made by PBF Logistics LP (“PBF Logistics”, the “Partnership” or “PBFX”), its general partner and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, including risks relating to the securities markets generally, the impact of adverse market conditions impacting PBFX's logistics and other assets and other risks inherent in PBFX's business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBFX's filings with the Securities and Exchange Commission including the Form S-1 and prospectus relating to the initial public offering of the Partnership's common units. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. PBFX assumes no responsibility or obligation to update forward-looking statements except as may be required by law. Safe Harbor Statements

PBFX Investment Highlights  PBFX is the primary vehicle to expand PBF Energy’s (“PBF”) logistics asset base  PBF provides PBFX with multiple avenues of growth  PBF underpins the stability of PBFX’s cash flow  Seven-year, fee-based contracts with minimum volume commitments and inflation escalators  100% of forecast NTM1 revenue generated through MVCs  PBF is incentivized and economically aligned  Significant LP ownership, in addition to 100% GP and IDR ownership Strategically located, well-maintained and highly integrated assets  Current and anticipated future drop-down assets are integral to the operations of PBF’s refineries  Delaware City Rail Terminal supplies PBF's East Coast refineries with cost-advantaged, WTI-based crude oil from Western Canada and the U.S. Mid-continent  Toledo Truck Terminal provides flexible crude supply infrastructure for the Toledo refinery Financial flexibility  Significant financial flexibility to execute growth strategy  Zero net debt; $275 million undrawn revolving credit facility  Conservative distribution policy: target unit coverage of 1.15x Experienced leadership team  Significant experience operating and managing logistics and refining assets  Long and successful track record of executing profitable acquisitions and driving organic growth  Focused on growing logistics assets Relationship with PBF provides growth and stability 3 ___________________________ 1. NTM is defined as the four quarters subsequent to the IPO with the NTM period ending June 30, 2015.

Current Assets – Delaware City Rail Terminal  Light crude oil rail unloading terminal  Supports Delaware City and Paulsboro refineries  Combined refining capacity: 370,000 bpd  Supplies cost-advantaged, WTI-based light crude from Western Canada and U.S. Mid-continent  Current discharge capacity: 130,000 bpd  Double-loop track accommodates up to two 100-car unit trains  Original construction completed: February 2013  Expansion completed: August 2014  100% of NTM forecast revenue secured through MVCs  MVC will increase from 75,000 bpd to 85,000 bpd beginning Q4 2014  Minimal ongoing maintenance capital expenditures  Less than $1.3 million per year Enhances flexibility and profitability of PBF’s East Coast refining operations 4

Current Assets – Toledo Truck Terminal

Critical infrastructure to PBF's Toledo refinery

- 15,000 bpd truck crude unloading facility
  - Services PBF's 170,000 bpd Toledo refinery
- Primarily receives locally-gathered, cost-advantaged crude
- Potential for growth through increased production in nearby shale basins, including Utica Shale in Ohio and New Albany Shale in Illinois
- Newly constructed assets
  - Assets placed into service: Dec. 2012 – June 2014
- 100% of NTM forecast revenue secured through MVCs
- MVC increased from 4,000 to 5,500 barrels per day as of August 1, 2014 due to the addition of two new LACT units
  - Increase of 1,500 barrels not included in S-1 NTM forecast
- Minimal ongoing capital expenditures:
  - Less than $1 million per year




Toledo
Devonian (Ohio)
Utica
Marcellus
Antrim
Michigan Basin
Appalachian Basin
Forest City Basin
Illinois Basin
Cherokee Platform
New Albany
Fayetteville
Chattanooga
Shale Plays
Current Plays
Prospective Plays
Basins
Stacked Plays
Shallowest / Youngest
Intermediate Depth / Age
Deepest / Oldest
Source: EIA

5

PBF Energy’s Strengths as a Sponsor Financial  Conservative financial profile with strong liquidity and access to capital markets  PBF / PBFX have entered into long-term, fee-based contracts with minimum volume commitments and inflation escalators  Substantial economic interest in PBFX Operational  Significant acquisition experience  Long history of operating logistics and refining assets  Excellent safety record; Early adopter of rail safety initiatives Strategic  PBFX’s assets are critical to PBF’s refineries  Continually evaluating growth and optimization projects  PBFX provides PBF with vehicle to grow platform and enhance shareholder return 6

Overview of Sponsor: PBF Energy

PBF is the 5th largest independent refiner

- Market capitalization of $2.5 billion and enterprise value of $3.2 billion (1)
  - Ba3 / BB- credit ratings
- Owns three oil refineries in Ohio, Delaware and New Jersey
  - Aggregate throughput capacity of ~540,000 bpd
  - Weighted-average Nelson Complexity of 11.3
- PBF's core strategy is to grow and diversify through acquisitions
- Significant portfolio of logistics assets retained at PBF that support refinery operations



Toledo
Paulsboro
Delaware City

Region	Throughput Capacity (bpd)	Date Acquired	Nelson Complexity
Mid-continent	170,000	Early 2011	9.2
East Coast	370,000	2010	12.2
Total	**540,000**		**11.3** (2)

1. *As of 8/11/2014.*
2. *Represents weighted average Nelson Complexity for PBF's three refineries.*

7

Robust Drop-down Inventory Retained at PBF  Significant growth potential through future drop-downs  Critical logistics infrastructure retained by PBF at all three refineries  Traditional midstream assets  Over 20 million bbls of storage capacity  10.0 million bbls at Delaware City  7.5 million bbls at Paulsboro  3.9 million bbls at Toledo  Multiple marine terminals  Adds future export optionality  Refined products pipeline and heavy crude oil terminal  Additional truck racks, rail terminals and LPG loading/unloading facilities PBFX has ROFO on substantial portfolio of logistics assets retained at PBF 8

PBFX Business Strategies Grow through acquisitions Pursue organic growth initiatives Maintain safe, reliable and efficient operations  PBFX has ROFO on PBF’s extensive portfolio of traditional logistics assets  PBFX and PBF can pursue strategic acquisitions, either independently or jointly Generate stable, fee- based cash flow  Utilize long-term, fee-based contracts with minimum volume commitments and inflation escalators  Maintain no direct exposure to commodity price fluctuations  Pursue organic and optimization projects that complement and expand existing asset base  Expanded Delaware City Rail Terminal capacity from 105,000 bpd to 130,000 bpd  Funded with proceeds from IPO  Increased MVC by 10,000 bpd beginning in Q4 2014  Expanded Toledo Truck rack from 4 to 6 LACT Units  Increased MVC to 5,500 bpd beginning August 1, 2014  Committed to maintaining and improving safety, reliability, environmental compliance and efficiency of operations 9

PBFX Financial Strategy Protect and grow distributions  Maintain financial flexibility to protect and grow distributions  Conservative total unit distribution coverage target of 1.15x  50% subordination structure provides initial common unit distribution coverage of 2.30x  First distribution on August 29, 2014, coverage at approximately 1.14x  Pursue attractive organic growth projects and acquisition opportunities Conservative leverage and financial flexibility  Maintain conservative target leverage ratios  Zero net debt  $275 million undrawn revolver  Accordion available up to $600 million to support growth  Minimal working capital requirements 10

Stable and Predictable Cash Flows  Revenue generated under long-term, fee-based contracts with MVCs and inflation price escalators  MVCs secure 100% of NTM forecast revenue  Fees indexed to PPI, and adjust for cost increases  Toledo Truck Terminal MVC:  Increased MVC by 1,500 bpd, not included in S-1 NTM projections, to 5,500 bpd as of August 1, 2014  No direct commodity price exposure Agreements with PBF Energy Initial Term (Years) Maximum Additional Renewal Terms Delaware City Rail Terminaling Services Agreement 7 Two 5-year Terms Toledo Truck Unloading & Servicing Agreement 7 Two 5-year Terms Toledo Truck Terminal Throughput (bpd) (2,3) Delaware City Rail Terminal Throughput (bpd) (1,2) 69,749 76,199 75,248 75,000 85,000 85,000 85,000 0 20,000 40,000 60,000 80,000 100,000 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 (bpd) 5,380 5,521 10,145 4,000 4,000 4,000 4,000 995 1,500 1,500 1,500 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 (bpd) ___________________________ 1. Delaware City loop commenced operations in February 2013. Historical figures include data from 2/9/2013 to 6/30/2014. 2. Throughput volumes for 2Q14 represent total volumes from 4/1/14 to 6/30/14. 3. Toledo Truck Rack MVC increased to 5,500 barrels per day as of August 1, 2014 and does not represent an increase for the full 3Q14 period. Increase not included in S-1 NTM projections Historical Projected Historical Projected S-1 NTM Projection Period S-1 NTM Projection Period 11 4,995 5,500 5,500 5,500

Business Strategies Competitive Strengths PBFX Strategies and Strengths Recap  Relationship with PBF Energy  Significant Growth Opportunities  Stable Cash Flows  Strategically Located and Highly Integrated Assets  High-Quality, Well-Maintained Asset Base  Financial Flexibility  Experienced Leadership Team  Generate Stable, Fee-Based Cash Flow  Grow Through Acquisitions  Pursue Organic Growth Initiatives  Optimize Existing Assets and Pursue Third-Party Volumes  Maintain Safe, Reliable and Efficient Operations 12

PBF Logistics LP Initial Public Offering April 2014